UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    March 16, 2004

TOROTEL, INC.

(Exact name of registrant as specified in its charter)

Missouri
(State or other jurisdiction of incorporation)

1-8125	44-0610086
(Commission File Number)	(IRS Employer Identification No.)

13402 South 71 Highway, Grandview, Missouri 64030
(Address of principal executive of offices) (Zip Code)

Registrant’s telephone number, including area code (816) 761-6314

N/A
(Former name or former address, if changed since last report)

Item 7.                                        Financial Statements and Exhibits.

(c)                         Exhibits.

Exhibit	Description

99	News Release dated March 16, 2004
99.1	Financial Table

Item 12.                                 New Release.

On March 16, 2004, the Registrant (“Torotel”) issued the attached news release and financial table announcing the operating results for the third quarter and nine months ended January 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOROTEL, INC.

Date:	March 16, 2004	By:	/s/ H. James Serrone
H. James Serrone
Chief Financial Officer